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                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC 20549



                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)         July 31, 1997
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                        North Pittsburgh Systems, Inc.
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            (Exact name of registrant as specified in its charter)


     Pennsylvania                        0-13716             25-1485389
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(State or other jurisdiction          (Commission          (IRS Employer
      of incorporation                File Number)         Identification No.)


     4008 Gibsonia Road, Gibsonia, Pennsylvania              15044-9311
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      (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code      (412) 443-9600
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         (Former name or former address, if changed since last report)


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Item 5.  Other Events
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     Under the terms of a purchase agreement effective July 31, 1997, substantially all of the assets and liabilities of Management Consulting Solutions, Inc., a 100%-owned subsidiary of North Pittsburgh Systems, Inc., located at 4008 Gibsonia Road, Gibsonia, Pennsylvania, were sold to BRC Healthcare, Inc. which is headquartered in Dallas, Texas. The sale of assets is not considered material or reportable under Item 2 of Form 8-K, and is reported herein for informational purposes only. North Pittsburgh Systems, Inc. believes the sale and related discontinuance of consulting and outsourcing activities will allow a greater allocation of available resources to its core communications business.
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                                  SIGNATURES





     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                 North Pittsburgh Systems, Inc.
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                                         (Registrant)



Date   August 1, 1997                  /s/ G.A. Gorman
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                                       G.A. Gorman, President